FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT
Pursuant to Section 13 of the
Securities Exchange Act of 1934

April 28, 2003

(Date of earliest event reported)

ROHM AND HAAS COMPANY

(Exact name of registrant as specified in charter)

Delaware	1-3507	23-1028370

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania	19106

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(215) 592-3000

Item 9. (This Item is being used to furnish an earnings press release required by new Item 12)

Results of Operations and Financial Condition.

     On April 28, 2003, Rohm and Haas Company (“Company”) issued an earnings press release reporting on the results of operations of the Company as of the completion of the fiscal quarter ended March 31, 2003. A copy of that release is being furnished to the SEC as an exhibit to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

(Registrant)

/s/Bradley J. Bell

Bradley J. Bell Senior Vice President and Chief Financial Officer

Date: April 28, 2003

Exhibit Index

99.	Earnings Press Release